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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 23, 2000

                Date of Report (date of earliest event reported)

                               SANMINA CORPORATION
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             (Exact name of Registrant as specified in its charter)


           DELAWARE                       000-21272                 77-0228183
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(State or other jurisdiction of     (Commission File Number)    (I.R.S. Employer
incorporation or organization)                                 Identification No.)
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                             2700 NORTH FIRST STREET
                           SAN JOSE, CALIFORNIA 95134
                    (Address of principal executive offices)

                                 (408) 964-3500
              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)





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Item 2. Acquisition or Disposition of Assets

     Pursuant to an Agreement and Plan of Merger dated as of April 17, 2000, as amended (the "Merger Agreement"), among Registrant, SANM Acquisition Subsidiary,
Inc., a Massachusetts corporation and wholly-owned subsidiary of Registrant
("Merger Sub"), and Hadco Corporation, a Massachusetts corporation ("Hadco"),
Merger Sub has merged with and into Hadco (the "Merger"). Pursuant to the Merger, each share of Hadco common stock was converted into 1.40 shares of common stock, par value $0.001 per share, of the Registrant (the "Exchange
Ratio") at the effective time of the Merger which occurred on June 23, 2000. The
Exchange Ratio was the result of arm's length negotiations between the Registrant and Hadco. The Merger Agreement and the terms of the Merger are more fully described in Registrant's Form S-4 Registration Statement (Commission File
No. 333-37526) relating to the shares of Registrant's common stock issued in the Merger.

Item 5. Other Events

     On June 23, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing its acquisition of Hadco Corporation. The information contained in this press release is incorporated by reference.

Item 7. Financial Statements and Exhibits

     (a) The Registrant's Financial Statements are incorporated by reference to the Registrant's Form S-4 Registration Statement filed with the Securities and
Exchange Commission on May 22, 2000. See selected historical consolidated financial data, pages 9 - 15.

     (b) The Registrant's Pro Forma Financial Information is incorporated by reference to the Registrant's Form S-4 Registration Statement filed with the Securities and Exchange Commission on May 22, 2000. See unaudited pro forma combined financial statements, pages F-1 - F-6.

     (c)  Exhibits

          99.1 Press release of Registrant dated June 23, 2000 announcing the completion of the Merger.


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          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 7, 2000                    SANMINA CORPORATION

                                        /s/ RANDY W. FURR
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                                        Randy W. Furr
                                        President and Chief Operating Officer



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                               SANMINA CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                               Dated June 23, 2000

Exhibit
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
99.1      Press release of Registrant dated June 23, 2000 announcing the completion of the Merger.
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